Proxy Voting Results

TRUSTWIDE

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,331,508,529.96	81.853
Against	2,429,553,894.02	12.972
Abstain	969,378,618.94	5.175
TOTAL	18,730,441,042.92	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	17,770,642,454.98	94.876
Withheld	959,798,587.94	5.124
TOTAL	18,730,441,042.92	100.000
Ralph F. Cox
Affirmative	17,759,356,374.26	94.815
Withheld.	971,084,668.66	5.185
TOTAL	18,730,441,042.92	100.000
Laura B. Cronin
Affirmative	17,797,888,742.24	95.021
Withheld	932,552,300.68	4.979
TOTAL	18,730,441,042.92	100.000
Dennis J. DirksB
Affirmative	17,802,602,074.45	95.046
Withheld	927,838,968.47	4.954
TOTAL	18,730,441,042.92	100.000
Robert M. Gates
Affirmative	17,784,855,823.58	94.952
Withheld	945,585,219.34	5.048
TOTAL	18,730,441,042.92	100.000
George H. Heilmeier
Affirmative	17,768,875,556.56	94.866
Withheld	961,565,486.36	5.134
TOTAL	18,730,441,042.92	100.000
Abigail P. Johnson
Affirmative	17,781,929,073.06	94.936
Withheld	948,511,969.86	5.064
TOTAL	18,730,441,042.92	100.000
Edward C. Johnson 3d
Affirmative	17,752,140,336.45	94.777
Withheld	978,300,706.47	5.223
TOTAL	18,730,441,042.92	100.000
Donald J. Kirk
Affirmative	17,772,467,361.45	94.885
Withheld	957,973,681.47	5.115
TOTAL	18,730,441,042.92	100.000
Marie L. Knowles
Affirmative	17,776,922,254.30	94.909
Withheld	953,518,788.62	5.091
TOTAL	18,730,441,042.92	100.000
Ned C. Lautenbach
Affirmative	17,804,221,564.95	95.055
Withheld	926,219,477.97	4.945
TOTAL	18,730,441,042.92	100.000
Marvin L. Mann
Affirmative	17,763,277,607.06	94.836
Withheld	967,163,435.86	5.164
TOTAL	18,730,441,042.92	100.000
William O. McCoy
Affirmative	17,758,560,162.11	94.811
Withheld	971,880,880.81	5.189
TOTAL	18,730,441,042.92	100.000
Robert L. Reynolds
Affirmative	17,806,026,904.06	95.065
Withheld	924,414,138.86	4.935
TOTAL	18,730,441,042.92	100.000
Cornelia M. SmallB
Affirmative	17,798,878,892.31	95.026
Withheld	931,562,150.61	4.974
TOTAL	18,730,441,042.92	100.000
William S. Stavropoulos
Affirmative	17,786,496,107.78	94.960
Withheld	943,944,935.14	5.040
TOTAL	18,730,441,042.92	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

EQUITY INCOME

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,331,508,529.96	81.853
Against	2,429,553,894.02	12.972
Abstain	969,378,618.94	5.175
TOTAL	18,730,441,042.92	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	17,770,642,454.98	94.876
Withheld	959,798,587.94	5.124
TOTAL	18,730,441,042.92	100.000
Ralph F. Cox
Affirmative	17,759,356,374.26	94.815
Withheld.	971,084,668.66	5.185
TOTAL	18,730,441,042.92	100.000
Laura B. Cronin
Affirmative	17,797,888,742.24	95.021
Withheld	932,552,300.68	4.979
TOTAL	18,730,441,042.92	100.000
Dennis J. DirksB
Affirmative	17,802,602,074.45	95.046
Withheld	927,838,968.47	4.954
TOTAL	18,730,441,042.92	100.000
Robert M. Gates
Affirmative	17,784,855,823.58	94.952
Withheld	945,585,219.34	5.048
TOTAL	18,730,441,042.92	100.000
George H. Heilmeier
Affirmative	17,768,875,556.56	94.866
Withheld	961,565,486.36	5.134
TOTAL	18,730,441,042.92	100.000
Abigail P. Johnson
Affirmative	17,781,929,073.06	94.936
Withheld	948,511,969.86	5.064
TOTAL	18,730,441,042.92	100.000
Edward C. Johnson 3d
Affirmative	17,752,140,336.45	94.777
Withheld	978,300,706.47	5.223
TOTAL	18,730,441,042.92	100.000
Donald J. Kirk
Affirmative	17,772,467,361.45	94.885
Withheld	957,973,681.47	5.115
TOTAL	18,730,441,042.92	100.000
Marie L. Knowles
Affirmative	17,776,922,254.30	94.909
Withheld	953,518,788.62	5.091
TOTAL	18,730,441,042.92	100.000
Ned C. Lautenbach
Affirmative	17,804,221,564.95	95.055
Withheld	926,219,477.97	4.945
TOTAL	18,730,441,042.92	100.000
Marvin L. Mann
Affirmative	17,763,277,607.06	94.836
Withheld	967,163,435.86	5.164
TOTAL	18,730,441,042.92	100.000
William O. McCoy
Affirmative	17,758,560,162.11	94.811
Withheld	971,880,880.81	5.189
TOTAL	18,730,441,042.92	100.000
Robert L. Reynolds
Affirmative	17,806,026,904.06	95.065
Withheld	924,414,138.86	4.935
TOTAL	18,730,441,042.92	100.000
Cornelia M. SmallB
Affirmative	17,798,878,892.31	95.026
Withheld	931,562,150.61	4.974
TOTAL	18,730,441,042.92	100.000
William S. Stavropoulos
Affirmative	17,786,496,107.78	94.960
Withheld	943,944,935.14	5.040
TOTAL	18,730,441,042.92	100.000
PROPOSAL 3
To approve a new sub-advisory agreement among FMR, FMR U.K., and Variable Insurance Products Fund on behalf of the fund.
	# of Votes	% of Votes
Affirmative	6,731,293,010.62	89.239
Against	310,929,859.15	4.122
Abstain	500,745,863.80	6.639
TOTAL	7,542,968,733.57	100.000
PROPOSAL 4
To approve a new sub-advisory agreement among FMR, FMR Far East, and Variable Insurance Products Fund on behalf of the fund.
	# of Votes	% of Votes
Affirmative	6,721,558,010.15	89.110
Against	322,563,327.80	4.277
Abstain	498,847,395.62	6.613
TOTAL	7,542,968,733.57	100.000
PROPOSAL 5
To approve a new amended and restated sub-advisory agreement between FMR Far East and FIJ for the fund.
	# of Votes	% of Votes
Affirmative	6,718,405,992.36	89.068
Against	323,955,769.99	4.295
Abstain	500,606,971.22	6.637
TOTAL	7,542,968,733.57	100.000
PROPOSAL 6
To approve a new master international research agreement between FMR and FIIA on behalf of the fund.
	# of Votes	% of Votes
Affirmative	6,734,087,467.07	89.276
Against	307,013,886.12	4.071
Abstain	501,867,380.38	6.653
TOTAL	7,542,968,733.57	100.000
PROPOSAL 7
To approve a new sub-research agreement between FIIA and FIIA (U.K.)L on behalf of the fund.
	# of Votes	% of Votes
Affirmative	6,731,737,757.05	89.245
Against	311,103,851.74	4.125
Abstain	500,127,124.78	6.630
TOTAL	7,542,968,733.57	100.000
PROPOSAL 8
To approve a new sub-research agreement between FIIA and FIJ on behalf of the fund.
	# of Votes	% of Votes
Affirmative	6,739,563,050.41	89.349
Against	309,142,220.41	4.098
Abstain	494,263,462.75	6.553
TOTAL	7,542,968,733.57	100.000
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning borrowing.
	# of Votes	% of Votes
Affirmative	6,685,392,791.57	88.631
Against	416,380,211.81	5.520
Abstain	441,195,730.19	5.849
TOTAL	7,542,968,733.57	100.000
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	6,589,639,425.26	87.361
Against	465,151,442.69	6.167
Abstain	488,177,865.62	6.472
TOTAL	7,542,968,733.57	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

GROWTH

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,331,508,529.96	81.853
Against	2,429,553,894.02	12.972
Abstain	969,378,618.94	5.175
TOTAL	18,730,441,042.92	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	17,770,642,454.98	94.876
Withheld	959,798,587.94	5.124
TOTAL	18,730,441,042.92	100.000
Ralph F. Cox
Affirmative	17,759,356,374.26	94.815
Withheld	971,084,668.66	5.185
TOTAL	18,730,441,042.92	100.000
Laura B. Cronin
Affirmative	17,797,888,742.24	95.021
Withheld	932,552,300.68	4.979
TOTAL	18,730,441,042.92	100.000
Dennis J. DirksB
Affirmative	17,802,602,074.45	95.046
Withheld	927,838,968.47	4.954
TOTAL	18,730,441,042.92	100.000
Robert M. Gates
Affirmative	17,784,855,823.58	94.952
Withheld	945,585,219.34	5.048
TOTAL	18,730,441,042.92	100.000
George H. Heilmeier
Affirmative	17,768,875,556.56	94.866
Withheld	961,565,486.36	5.134
TOTAL	18,730,441,042.92	100.000
Abigail P. Johnson
Affirmative	17,781,929,073.06	94.936
Withheld	948,511,969.86	5.064
TOTAL	18,730,441,042.92	100.000
Edward C. Johnson 3d
Affirmative	17,752,140,336.45	94.777
Withheld	978,300,706.47	5.223
TOTAL	18,730,441,042.92	100.000
Donald J. Kirk
Affirmative	17,772,467,361.45	94.885
Withheld	957,973,681.47	5.115
TOTAL	18,730,441,042.92	100.000
Marie L. Knowles
Affirmative	17,776,922,254.30	94.909
Withheld	953,518,788.62	5.091
TOTAL	18,730,441,042.92	100.000
Ned C. Lautenbach
Affirmative	17,804,221,564.95	95.055
Withheld	926,219,477.97	4.945
TOTAL	18,730,441,042.92	100.000
Marvin L. Mann
Affirmative	17,763,277,607.06	94.836
Withheld	967,163,435.86	5.164
TOTAL	18,730,441,042.92	100.000
William O. McCoy
Affirmative	17,758,560,162.11	94.811
Withheld	971,880,880.81	5.189
TOTAL	18,730,441,042.92	100.000
Robert L. Reynolds
Affirmative	17,806,026,904.06	95.065
Withheld	924,414,138.86	4.935
TOTAL	18,730,441,042.92	100.000
Cornelia M. SmallB
Affirmative	17,798,878,892.31	95.026
Withheld	931,562,150.61	4.974
TOTAL	18,730,441,042.92	100.000
William S. Stavropoulos
Affirmative	17,786,496,107.78	94.960
Withheld	943,944,935.14	5.040
TOTAL	18,730,441,042.92	100.000
PROPOSAL 3
To approve a new sub-advisory agreement among FMR, FMR U.K., and Variable Insurance Products Fund on behalf of the fund.
	# of Votes	% of Votes
Affirmative	5,975,028,070.83	88.802
Against	315,998,524.66	4.696
Abstain	437,489,754.25	6.502
TOTAL	6,728,516,349.74	100.000
PROPOSAL 4
To approve a new sub-advisory agreement among FMR, FMR Far East, and Variable Insurance Products Fund on behalf of the fund.
	# of Votes	% of Votes
Affirmative	5,967,060,487.85	88.683
Against	322,604,636.29	4.795
Abstain	438,851,225.60	6.522
TOTAL	6,728,516,349.74	100.000
PROPOSAL 5
To approve a new amended and restated sub-advisory agreement between FMR Far East and FIJ for the fund.
	# of Votes	% of Votes
Affirmative	5,952,404,198.80	88.465
Against	333,946,456.42	4.963
Abstain	442,165,694.52	6.572
TOTAL	6,728,516,349.74	100.000
PROPOSAL 6
To approve a new master international research agreement between FMR and FIIA on behalf of the fund.
	# of Votes	% of Votes
Affirmative	5,970,554,038.68	88.735
Against	321,092,817.96	4.772
Abstain	436,869,493.10	6.493
TOTAL	6,728,516,349.74	100.000
PROPOSAL 7
To approve a new sub-research agreement between FIIA and FIIA (U.K.)L on behalf of the fund.
	# of Votes	% of Votes
Affirmative	5,968,891,984.81	88.710
Against	319,296,673.74	4.746
Abstain	440,327,691.19	6.544
TOTAL	6,728,516,349.74	100.000
PROPOSAL 8
To approve a new sub-research agreement between FIIA and FIJ on behalf of the fund.
	# of Votes	% of Votes
Affirmative	5,979,761,945.37	88.872
Against	322,291,647.58	4.790
Abstain	426,462,756.79	6.338
TOTAL	6,728,516,349.74	100.000
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning borrowing.
	# of Votes	% of Votes
Affirmative	5,946,204,016.89	88.373
Against	412,358,112.36	6.129
Abstain	369,954,220.49	5.498
TOTAL	6,728,516,349.74	100.000
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	5,843,159,022.83	86.842
Against	468,598,250.73	6.964
Abstain	416,759,076.18	6.194
TOTAL	6,728,516,349.74	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

HIGH INCOME

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,331,508,529.96	81.853
Against	2,429,553,894.02	12.972
Abstain	969,378,618.94	5.175
TOTAL	18,730,441,042.92	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	17,770,642,454.98	94.876
Withheld	959,798,587.94	5.124
TOTAL	18,730,441,042.92	100.000
Ralph F. Cox
Affirmative	17,759,356,374.26	94.815
Withheld	971,084,668.66	5.185
TOTAL	18,730,441,042.92	100.000
Laura B. Cronin
Affirmative	17,797,888,742.24	95.021
Withheld	932,552,300.68	4.979
TOTAL	18,730,441,042.92	100.000
Dennis J. DirksB
Affirmative	17,802,602,074.45	95.046
Withheld	927,838,968.47	4.954
TOTAL	18,730,441,042.92	100.000
Robert M. Gates
Affirmative	17,784,855,823.58	94.952
Withheld	945,585,219.34	5.048
TOTAL	18,730,441,042.92	100.000
George H. Heilmeier
Affirmative	17,768,875,556.56	94.866
Withheld	961,565,486.36	5.134
TOTAL	18,730,441,042.92	100.000
Abigail P. Johnson
Affirmative	17,781,929,073.06	94.936
Withheld	948,511,969.86	5.064
TOTAL	18,730,441,042.92	100.000
Edward C. Johnson 3d
Affirmative	17,752,140,336.45	94.777
Withheld	978,300,706.47	5.223
TOTAL	18,730,441,042.92	100.000
Donald J. Kirk
Affirmative	17,772,467,361.45	94.885
Withheld	957,973,681.47	5.115
TOTAL	18,730,441,042.92	100.000
Marie L. Knowles
Affirmative	17,776,922,254.30	94.909
Withheld	953,518,788.62	5.091
TOTAL	18,730,441,042.92	100.000
Ned C. Lautenbach
Affirmative	17,804,221,564.95	95.055
Withheld	926,219,477.97	4.945
TOTAL	18,730,441,042.92	100.000
Marvin L. Mann
Affirmative	17,763,277,607.06	94.836
Withheld	967,163,435.86	5.164
TOTAL	18,730,441,042.92	100.000
William O. McCoy
Affirmative	17,758,560,162.11	94.811
Withheld	971,880,880.81	5.189
TOTAL	18,730,441,042.92	100.000
Robert L. Reynolds
Affirmative	17,806,026,904.06	95.065
Withheld	924,414,138.86	4.935
TOTAL	18,730,441,042.92	100.000
Cornelia M. SmallB
Affirmative	17,798,878,892.31	95.026
Withheld	931,562,150.61	4.974
TOTAL	18,730,441,042.92	100.000
William S. Stavropoulos
Affirmative	17,786,496,107.78	94.960
Withheld	943,944,935.14	5.040
TOTAL	18,730,441,042.92	100.000
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning borrowing.
	# of Votes	% of Votes
Affirmative	1,451,356,817.10	90.478
Against	59,751,642.97	3.725
Abstain	92,989,319.11	5.797
TOTAL	1,604,097,779.18	100.000
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	1,453,764,730.70	90.628
Against	57,576,166.97	3.590
Abstain	92,756,881.51	5.782
TOTAL	1,604,097,779.18	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

OVERSEAS

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,331,508,529.96	81.853
Against	2,429,553,894.02	12.972
Abstain	969,378,618.94	5.175
TOTAL	18,730,441,042.92	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	17,770,642,454.98	94.876
Withheld	959,798,587.94	5.124
TOTAL	18,730,441,042.92	100.000
Ralph F. Cox
Affirmative	17,759,356,374.26	94.815
Withheld	971,084,668.66	5.185
TOTAL	18,730,441,042.92	100.000
Laura B. Cronin
Affirmative	17,797,888,742.24	95.021
Withheld	932,552,300.68	4.979
TOTAL	18,730,441,042.92	100.000
Dennis J. Dirks B
Affirmative	17,802,602,074.45	95.046
Withheld	927,838,968.47	4.954
TOTAL	18,730,441,042.92	100.000
Robert M. Gates
Affirmative	17,784,855,823.58	94.952
Withheld	945,585,219.34	5.048
TOTAL	18,730,441,042.92	100.000
George H. Heilmeier
Affirmative	17,768,875,556.56	94.866
Withheld	961,565,486.36	5.134
TOTAL	18,730,441,042.92	100.000
Abigail P. Johnson
Affirmative	17,781,929,073.06	94.936
Withheld	948,511,969.86	5.064
TOTAL	18,730,441,042.92	100.000
Edward C. Johnson 3d
Affirmative	17,752,140,336.45	94.777
Withheld	978,300,706.47	5.223
TOTAL	18,730,441,042.92	100.000
Donald J. Kirk
Affirmative	17,772,467,361.45	94.885
Withheld	957,973,681.47	5.115
TOTAL	18,730,441,042.92	100.000
Marie L. Knowles
Affirmative	17,776,922,254.30	94.909
Withheld	953,518,788.62	5.091
TOTAL	18,730,441,042.92	100.000
Ned C. Lautenbach
Affirmative	17,804,221,564.95	95.055
Withheld	926,219,477.97	4.945
TOTAL	18,730,441,042.92	100.000
Marvin L. Mann
Affirmative	17,763,277,607.06	94.836
Withheld	967,163,435.86	5.164
TOTAL	18,730,441,042.92	100.000
William O. McCoy
Affirmative	17,758,560,162.11	94.811
Withheld	971,880,880.81	5.189
TOTAL	18,730,441,042.92	100.000
Robert L. Reynolds
Affirmative	17,806,026,904.06	95.065
Withheld	924,414,138.86	4.935
TOTAL	18,730,441,042.92	100.000
Cornelia M. SmallB
Affirmative	17,798,878,892.31	95.026
Withheld	931,562,150.61	4.974
TOTAL	18,730,441,042.92	100.000
William S. Stavropoulos
Affirmative	17,786,496,107.78	94.960
Withheld	943,944,935.14	5.040
TOTAL	18,730,441,042.92	100.000
PROPOSAL 9
To amend the fund's fundamental investment limitation concerning borrowing.
	# of Votes	% of Votes
Affirmative	1,415,911,097.88	89.754
Against	58,404,622.92	3.702
Abstain	103,230,926.39	6.544
TOTAL	1,577,546,647.19	100.000
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	1,415,760,262.71	89.744
Against	59,625,618.33	3.780
Abstain	102,160,766.15	6.476
TOTAL	1,577,546,647.19	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

MONEY MARKET

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,331,508,529.96	81.853
Against	2,429,553,894.02	12.972
Abstain	969,378,618.94	5.175
TOTAL	18,730,441,042.92	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	17,770,642,454.98	94.876
Withheld	959,798,587.94	5.124
TOTAL	18,730,441,042.92	100.000
Ralph F. Cox
Affirmative	17,759,356,374.26	94.815
Withheld	971,084,668.66	5.185
TOTAL	18,730,441,042.92	100.000
Laura B. Cronin
Affirmative	17,797,888,742.24	95.021
Withheld	932,552,300.68	4.979
TOTAL	18,730,441,042.92	100.000
Dennis J. DirksB
Affirmative	17,802,602,074.45	95.046
Withheld	927,838,968.47	4.954
TOTAL	18,730,441,042.92	100.000
Robert M. Gates
Affirmative	17,784,855,823.58	94.952
Withheld	945,585,219.34	5.048
TOTAL	18,730,441,042.92	100.000
George H. Heilmeier
Affirmative	17,768,875,556.56	94.866
Withheld	961,565,486.36	5.134
TOTAL	18,730,441,042.92	100.000
Abigail P. Johnson
Affirmative	17,781,929,073.06	94.936
Withheld	948,511,969.86	5.064
TOTAL	18,730,441,042.92	100.000
Edward C. Johnson 3d
Affirmative	17,752,140,336.45	94.777
Withheld	978,300,706.47	5.223
TOTAL	18,730,441,042.92	100.000
Donald J. Kirk
Affirmative	17,772,467,361.45	94.885
Withheld	957,973,681.47	5.115
TOTAL	18,730,441,042.92	100.000
Marie L. Knowles
Affirmative	17,776,922,254.30	94.909
Withheld	953,518,788.62	5.091
TOTAL	18,730,441,042.92	100.000
Ned C. Lautenbach
Affirmative	17,804,221,564.95	95.055
Withheld	926,219,477.97	4.945
TOTAL	18,730,441,042.92	100.000
Marvin L. Mann
Affirmative	17,763,277,607.06	94.836
Withheld	967,163,435.86	5.164
TOTAL	18,730,441,042.92	100.000
William O. McCoy
Affirmative	17,758,560,162.11	94.811
Withheld	971,880,880.81	5.189
TOTAL	18,730,441,042.92	100.000
Robert L. Reynolds
Affirmative	17,806,026,904.06	95.065
Withheld	924,414,138.86	4.935
TOTAL	18,730,441,042.92	100.000
Cornelia M. SmallB
Affirmative	17,798,878,892.31	95.026
Withheld	931,562,150.61	4.974
TOTAL	18,730,441,042.92	100.000
William S. Stavropoulos
Affirmative	17,786,496,107.78	94.960
Withheld	943,944,935.14	5.040
TOTAL	18,730,441,042.92	100.000
PROPOSAL 10
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes	% of Votes
Affirmative	1,322,266,118.44	88.289
Against	69,140,366.32	4.617
Abstain	106,243,856.98	7.094
TOTAL	1,497,650,341.74	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

GROUP 1 COMBO

A special meeting of the Variable Insurance Products Fund shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,331,508,529.96	81.853
Against	2,429,553,894.02	12.972
Abstain	969,378,618.94	5.175
TOTAL	18,730,441,042.92	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	17,770,642,454.98	94.876
Withheld	959,798,587.94	5.124
TOTAL	18,730,441,042.92	100.000
Ralph F. Cox
Affirmative	17,759,356,374.26	94.815
Withheld	971,084,668.66	5.185
TOTAL	18,730,441,042.92	100.000
Laura B. Cronin
Affirmative	17,797,888,742.24	95.021
Withheld	932,552,300.68	4.979
TOTAL	18,730,441,042.92	100.000
Dennis J. DirksB
Affirmative	17,802,602,074.45	95.046
Withheld	927,838,968.47	4.954
TOTAL	18,730,441,042.92	100.000
Robert M. Gates
Affirmative	17,784,855,823.58	94.952
Withheld	945,585,219.34	5.048
TOTAL	18,730,441,042.92	100.000
George H. Heilmeier
Affirmative	17,768,875,556.56	94.866
Withheld	961,565,486.36	5.134
TOTAL	18,730,441,042.92	100.000
Abigail P. Johnson
Affirmative	17,781,929,073.06	94.936
Withheld	948,511,969.86	5.064
TOTAL	18,730,441,042.92	100.000
Edward C. Johnson 3d
Affirmative	17,752,140,336.45	94.777
Withheld	978,300,706.47	5.223
TOTAL	18,730,441,042.92	100.000
Donald J. Kirk
Affirmative	17,772,467,361.45	94.885
Withheld	957,973,681.47	5.115
TOTAL	18,730,441,042.92	100.000
Marie L. Knowles
Affirmative	17,776,922,254.30	94.909
Withheld	953,518,788.62	5.091
TOTAL	18,730,441,042.92	100.000
Ned C. Lautenbach
Affirmative	17,804,221,564.95	95.055
Withheld	926,219,477.97	4.945
TOTAL	18,730,441,042.92	100.000
Marvin L. Mann
Affirmative	17,763,277,607.06	94.836
Withheld	967,163,435.86	5.164
TOTAL	18,730,441,042.92	100.000
William O. McCoy
Affirmative	17,758,560,162.11	94.811
Withheld	971,880,880.81	5.189
TOTAL	18,730,441,042.92	100.000
Robert L. Reynolds
Affirmative	17,806,026,904.06	95.065
Withheld	924,414,138.86	4.935
TOTAL	18,730,441,042.92	100.000
Cornelia M. SmallB
Affirmative	17,798,878,892.31	95.026
Withheld	931,562,150.61	4.974
TOTAL	18,730,441,042.92	100.000
William S. Stavropoulos
Affirmative	17,786,496,107.78	94.960
Withheld	943,944,935.14	5.040
TOTAL	18,730,441,042.92	100.000
PROPOSAL 3
To approve a new sub-advisory agreement among FMR, FMR U.K., and Variable Insurance Products Fund for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,731,293,010.62	89.239
Against	310,929,859.15	4.122
Abstain	500,745,863.80	6.639
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,975,028,070.83	88.802
Against	315,998,524.66	4.696
Abstain	437,489,754.25	6.502
TOTAL	6,728,516,349.74	100.000
PROPOSAL 4
To approve a new sub-advisory agreement among FMR, FMR Far East, and Variable Insurance Products Fund for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,721,558,010.15	89.110
Against	322,563,327.80	4.277
Abstain	498,847,395.62	6.613
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,967,060,487.85	88.683
Against	322,604,636.29	4.795
Abstain	438,851,225.60	6.522
TOTAL	6,728,516,349.74	100.000
PROPOSAL 5
To approve a new amended and restated sub-advisory agreement between FMR Far East and FIJ for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,718,405,992.36	89.068
Against	323,955,769.99	4.295
Abstain	500,606,971.22	6.637
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,952,404,198.80	88.465
Against	333,946,456.42	4.963
Abstain	442,165,694.52	6.572
TOTAL	6,728,516,349.74	100.000
PROPOSAL 6
To approve a new master international research agreement between FMR and FIIA for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,734,087,467.07	89.276
Against	307,013,886.12	4.071
Abstain	501,867,380.38	6.653
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,970,554,038.68	88.735
Against	321,092,817.96	4.772
Abstain	436,869,493.10	6.493
TOTAL	6,728,516,349.74	100.000
PROPOSAL 7
To approve a new sub-research agreement between FIIA and FIIA (U.K.)L for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,731,737,757.05	89.245
Against	311,103,851.74	4.125
Abstain	500,127,124.78	6.630
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,968,891,984.81	88.710
Against	319,296,673.74	4.746
Abstain	440,327,691.19	6.544
TOTAL	6,728,516,349.74	100.000
PROPOSAL 8
To approve a new sub-research agreement between FIIA and FIJ for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,739,563,050.41	89.349
Against	309,142,220.41	4.098
Abstain	494,263,462.75	6.553
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,979,761,945.37	88.872
Against	322,291,647.58	4.790
Abstain	426,462,756.79	6.338
TOTAL	6,728,516,349.74	100.000
PROPOSAL 9
To amend the fundamental investment limitation concerning borrowing for each of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,685,392,791.57	88.631
Against	416,380,211.81	5.520
Abstain	441,195,730.19	5.849
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,946,204,016.89	88.373
Against	412,358,112.36	6.129
Abstain	369,954,220.49	5.498
TOTAL	6,728,516,349.74	100.000
High Income Portfolio
	# of Votes	% of Votes
Affirmative	1,451,356,817.10	90.478
Against	59,751,642.97	3.725
Abstain	92,989,319.11	5.797
TOTAL	1,604,097,779.18	100.000
Overseas Portfolio
	# of Votes	% of Votes
Affirmative	1,415,911,097.88	89.754
Against	58,404,622.92	3.702
Abstain	103,230,926.39	6.544
TOTAL	1,577,546,647.19	100.000
PROPOSAL 10
To amend the fundamental investment limitation concerning lending for each of Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,589,639,425.26	87.361
Against	465,151,442.69	6.167
Abstain	488,177,865.62	6.472
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,843,159,022.83	86.842
Against	468,598,250.73	6.964
Abstain	416,759,076.18	6.194
TOTAL	6,728,516,349.74	100.000
High Income Portfolio
	# of Votes	% of Votes
Affirmative	1,453,764,730.70	90.628
Against	57,576,166.97	3.590
Abstain	92,756,881.51	5.782
TOTAL	1,604,097,779.18	100.000
Overseas Portfolio
	# of Votes	% of Votes
Affirmative	1,415,760,262.71	89.744
Against	59,625,618.33	3.780
Abstain	102,160,766.15	6.476
TOTAL	1,577,546,647.19	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

GROUP 2 COMBO

A special meeting of the Variable Insurance Products Fund shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,331,508,529.96	81.853
Against	2,429,553,894.02	12.972
Abstain	969,378,618.94	5.175
TOTAL	18,730,441,042.92	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	17,770,642,454.98	94.876
Withheld	959,798,587.94	5.124
TOTAL	18,730,441,042.92	100.000
Ralph F. Cox
Affirmative	17,759,356,374.26	94.815
Withheld	971,084,668.66	5.185
TOTAL	18,730,441,042.92	100.000
Laura B. Cronin
Affirmative	17,797,888,742.24	95.021
Withheld	932,552,300.68	4.979
TOTAL	18,730,441,042.92	100.000
Dennis J. DirksB
Affirmative	17,802,602,074.45	95.046
Withheld	927,838,968.47	4.954
TOTAL	18,730,441,042.92	100.000
Robert M. Gates
Affirmative	17,784,855,823.58	94.952
Withheld	945,585,219.34	5.048
TOTAL	18,730,441,042.92	100.000
George H. Heilmeier
Affirmative	17,768,875,556.56	94.866
Withheld	961,565,486.36	5.134
TOTAL	18,730,441,042.92	100.000
Abigail P. Johnson
Affirmative	17,781,929,073.06	94.936
Withheld	948,511,969.86	5.064
TOTAL	18,730,441,042.92	100.000
Edward C. Johnson 3d
Affirmative	17,752,140,336.45	94.777
Withheld	978,300,706.47	5.223
TOTAL	18,730,441,042.92	100.000
Donald J. Kirk
Affirmative	17,772,467,361.45	94.885
Withheld	957,973,681.47	5.115
TOTAL	18,730,441,042.92	100.000
Marie L. Knowles
Affirmative	17,776,922,254.30	94.909
Withheld	953,518,788.62	5.091
TOTAL	18,730,441,042.92	100.000
Ned C. Lautenbach
Affirmative	17,804,221,564.95	95.055
Withheld	926,219,477.97	4.945
TOTAL	18,730,441,042.92	100.000
Marvin L. Mann
Affirmative	17,763,277,607.06	94.836
Withheld	967,163,435.86	5.164
TOTAL	18,730,441,042.92	100.000
William O. McCoy
Affirmative	17,758,560,162.11	94.811
Withheld	971,880,880.81	5.189
TOTAL	18,730,441,042.92	100.000
Robert L. Reynolds
Affirmative	17,806,026,904.06	95.065
Withheld	924,414,138.86	4.935
TOTAL	18,730,441,042.92	100.000
Cornelia M. SmallB
Affirmative	17,798,878,892.31	95.026
Withheld	931,562,150.61	4.974
TOTAL	18,730,441,042.92	100.000
William S. Stavropoulos
Affirmative	17,786,496,107.78	94.960
Withheld	943,944,935.14	5.040
TOTAL	18,730,441,042.92	100.000
PROPOSAL 10
To amend the fundamental investment limitation concerning lending for Money Market Portfolio.
Money Market Portfolio
	# of Votes	% of Votes
Affirmative	1,322,266,118.44	88.289
Against	69,140,366.32	4.617
Abstain	106,243,856.98	7.094
TOTAL	1,497,650,341.74	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

SERVICE CLASS 2 R Combo

A special meeting of the Variable Insurance Products Fund shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	15,331,508,529.96	81.853
Against	2,429,553,894.02	12.972
Abstain	969,378,618.94	5.175
TOTAL	18,730,441,042.92	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	17,770,642,454.98	94.876
Withheld	959,798,587.94	5.124
TOTAL	18,730,441,042.92	100.000
Ralph F. Cox
Affirmative	17,759,356,374.26	94.815
Withheld	971,084,668.66	5.185
TOTAL	18,730,441,042.92	100.000
Laura B. Cronin
Affirmative	17,797,888,742.24	95.021
Withheld	932,552,300.68	4.979
TOTAL	18,730,441,042.92	100.000
Dennis J. DirksB
Affirmative	17,802,602,074.45	95.046
Withheld	927,838,968.47	4.954
TOTAL	18,730,441,042.92	100.000
Robert M. Gates
Affirmative	17,784,855,823.58	94.952
Withheld	945,585,219.34	5.048
TOTAL	18,730,441,042.92	100.000
George H. Heilmeier
Affirmative	17,768,875,556.56	94.866
Withheld	961,565,486.36	5.134
TOTAL	18,730,441,042.92	100.000
Abigail P. Johnson
Affirmative	17,781,929,073.06	94.936
Withheld	948,511,969.86	5.064
TOTAL	18,730,441,042.92	100.000
Edward C. Johnson 3d
Affirmative	17,752,140,336.45	94.777
Withheld	978,300,706.47	5.223
TOTAL	18,730,441,042.92	100.000
Donald J. Kirk
Affirmative	17,772,467,361.45	94.885
Withheld	957,973,681.47	5.115
TOTAL	18,730,441,042.92	100.000
Marie L. Knowles
Affirmative	17,776,922,254.30	94.909
Withheld	953,518,788.62	5.091
TOTAL	18,730,441,042.92	100.000
Ned C. Lautenbach
Affirmative	17,804,221,564.95	95.055
Withheld	926,219,477.97	4.945
TOTAL	18,730,441,042.92	100.000
Marvin L. Mann
Affirmative	17,763,277,607.06	94.836
Withheld	967,163,435.86	5.164
TOTAL	18,730,441,042.92	100.000
William O. McCoy
Affirmative	17,758,560,162.11	94.811
Withheld	971,880,880.81	5.189
TOTAL	18,730,441,042.92	100.000
Robert L. Reynolds
Affirmative	17,806,026,904.06	95.065
Withheld	924,414,138.86	4.935
TOTAL	18,730,441,042.92	100.000
Cornelia M. SmallB
Affirmative	17,798,878,892.31	95.026
Withheld	931,562,150.61	4.974
TOTAL	18,730,441,042.92	100.000
William S. Stavropoulos
Affirmative	17,786,496,107.78	94.960
Withheld	943,944,935.14	5.040
TOTAL	18,730,441,042.92	100.000
PROPOSAL 3
To approve a new sub-advisory agreement among FMR, FMR U.K., and Variable Insurance Products Fund for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,731,293,010.62	89.239
Against	310,929,859.15	4.122
Abstain	500,745,863.80	6.639
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,975,028,070.83	88.802
Against	315,998,524.66	4.696
Abstain	437,489,754.25	6.502
TOTAL	6,728,516,349.74	100.000
PROPOSAL 4
To approve a new sub-advisory agreement among FMR, FMR Far East, and Variable Insurance Products Fund for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,721,558,010.15	89.110
Against	322,563,327.80	4.277
Abstain	498,847,395.62	6.613
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,967,060,487.85	88.683
Against	322,604,636.29	4.795
Abstain	438,851,225.60	6.522
TOTAL	6,728,516,349.74	100.000
PROPOSAL 5
To approve a new amended and restated sub-advisory agreement between FMR Far East and FIJ for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,718,405,992.36	89.068
Against	323,955,769.99	4.295
Abstain	500,606,971.22	6.637
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,952,404,198.80	88.465
Against	333,946,456.42	4.963
Abstain	442,165,694.52	6.572
TOTAL	6,728,516,349.74	100.000
PROPOSAL 6
To approve a new master international research agreement between FMR and FIIA for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,734,087,467.07	89.276
Against	307,013,886.12	4.071
Abstain	501,867,380.38	6.653
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,970,554,038.68	88.735
Against	321,092,817.96	4.772
Abstain	436,869,493.10	6.493
TOTAL	6,728,516,349.74	100.000
PROPOSAL 7
To approve a new sub-research agreement between FIIA and FIIA (U.K.)L for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,731,737,757.05	89.245
Against	311,103,851.74	4.125
Abstain	500,127,124.78	6.630
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,968,891,984.81	88.710
Against	319,296,673.74	4.746
Abstain	440,327,691.19	6.544
TOTAL	6,728,516,349.74	100.000
PROPOSAL 8
To approve a new sub-research agreement between FIIA and FIJ for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,739,563,050.41	89.349
Against	309,142,220.41	4.098
Abstain	494,263,462.75	6.553
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,979,761,945.37	88.872
Against	322,291,647.58	4.790
Abstain	426,462,756.79	6.338
TOTAL	6,728,516,349.74	100.000
PROPOSAL 9
To amend the fundamental investment limitation concerning borrowing for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,685,392,791.57	88.631
Against	416,380,211.81	5.520
Abstain	441,195,730.19	5.849
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,946,204,016.89	88.373
Against	412,358,112.36	6.129
Abstain	369,954,220.49	5.498
TOTAL	6,728,516,349.74	100.000
PROPOSAL 10
To amend the undamental investment limitation concerning lending for each of Equity-Income Portfolio and Growth Portfolio.
Equity-Income Portfolio
	# of Votes	% of Votes
Affirmative	6,589,639,425.26	87.361
Against	465,151,442.69	6.167
Abstain	488,177,865.62	6.472
TOTAL	7,542,968,733.57	100.000
Growth Portfolio
	# of Votes	% of Votes
Affirmative	5,843,159,022.83	86.842
Against	468,598,250.73	6.964
Abstain	416,759,076.18	6.194
TOTAL	6,728,516,349.74	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.